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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): February 13, 2002



                            GARDNER DENVER, INC.
           (Exact name of Registrant as Specified in its Charter)

            DELAWARE                   1-13215               76-0419383

(State or Other Jurisdiction of      (Commission          (I.R.S. Employer
Incorporation or Organization)       File Number)        Identification No.)


                           1800 GARDNER EXPRESSWAY
                           QUINCY, ILLINOIS 62301
            (Address of Principal Executive Offices and Zip Code)

                               (217) 222-5400
            (Registrant's Telephone Number, Including Area Code)





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ITEM 9: REGULATION FD DISCLOSURE

As a result of a previously announced change in its segment reporting, Gardner Denver, Inc. is issuing restated quarterly segment results for 2001 and 2000. As described further below, these changes are simply a reclassification of activity between the Company's two segments (Compressed Air Products and Pump Products) and they do not impact any of the Company's previously reported consolidated results.

As announced on February 13, 2002, the Petroleum Products segment was renamed the Pump Products segment due to the inclusion of the Company's water jetting operations in this segment, which expanded its scope beyond petroleum related products. The water jetting operations were previously included in the Company's Compressed Air Products segment. The new segment reporting was reflected in the 2001 full-year and fourth-quarter disclosures included in the February 13, 2002 press release, and the corresponding prior period amounts were restated to conform with the current presentation.

The table that follows, details the restated segment results for the quarters ended March 31, June 30, September 30, and December 31 of 2001 and 2000. As indicated above, the restated information for the quarters ended December 31, 2001 and 2000 were previously included in the aforementioned February 13, 2002 release but have been included again in the table below merely for convenience.

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
                                               GARDNER DENVER, INC.
                                             BUSINESS SEGMENT RESULTS
                                        (in thousands, except percentages)
                                                   (Unaudited)
                                                                           QUARTERS ENDED

                                                  =================================================================
                                                    MAR. 31,           JUNE 30,        SEPT. 30,         DEC. 31,
                                                  -----------        ------------    -------------    -------------
COMPRESSED AIR PRODUCTS
                                                                                2001
                                                  -----------------------------------------------------------------
   Revenues                                          $ 74,279            $ 73,972         $ 74,986         $ 84,791
   Operating earnings                                   5,407               5,481            5,424            5,864
   % of Revenues                                         7.3%                7.4%             7.2%             6.9%
      Orders                                           77,022              70,740           71,319           76,938
      Backlog                                          49,011              46,323           66,035           58,681

                                                                                2000
                                                  -----------------------------------------------------------------
   Revenues                                            75,814              78,243           72,865           79,757
   Operating earnings                                   6,198               7,677            7,253            9,810
   % of Revenues                                         8.2%                9.8%            10.0%            12.3%
      Orders                                           76,929              71,340           72,908           80,565
      Backlog                                          48,570              42,727           43,786           45,746

PUMP PRODUCTS
                                                                                2001
                                                  -----------------------------------------------------------------
   Revenues                                            26,617              30,582           28,440           26,103
   Operating earnings                                   3,111               4,944            4,199            3,846
   % of Revenues                                        11.7%               16.2%            14.8%            14.7%
      Orders                                           32,902              42,364           24,380           17,773
      Backlog                                          20,855              32,717           28,735           20,483

                                                                                2000
                                                  -----------------------------------------------------------------
   Revenues                                            13,352              16,645           18,749           23,933
   Operating earnings                                     717               1,218              694            1,836
   % of Revenues                                         5.4%                7.3%             3.7%             7.7%
      Orders                                           16,451              18,397           17,494           25,901
      Backlog                                          11,083              13,086           12,219           14,498


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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              GARDNER DENVER, INC.

Date: March 1, 2002           By:  /s/Ross J. Centanni
                                 ---------------------------------------
                                   Ross J. Centanni
                                   Chairman, President & CEO

Date: March 1, 2002           By:  /s/Philip R. Roth
                                 ---------------------------------------
                                   Philip R. Roth
                                   Vice President, Finance & CFO

Date: March 1, 2002           By:  /s/Daniel C. Rizzo, Jr.
                                 ---------------------------------------
                                   Daniel C. Rizzo, Jr.
                                   Vice President and Corporate
                                   Controller (Chief Accounting Officer)

                                   - 4 -